Exhibit 10.1

FIRST AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of the 12th day of March, 2015, by and among KITE REALTY GROUP, L.P., a Delaware limited partnership (“Borrower”), KITE REALTY GROUP TRUST, a real estate investment trust formed under the laws of the State of Maryland (“REIT”), the Subsidiaries executing below as Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent, the Lenders and certain other parties entered into that certain Fourth Amended and Restated Credit Agreement dated as of July 1, 2014 (the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.                                      Definitions.  All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.                                      Modification of the Credit Agreement.  Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a)                                 By deleting in its entirety the definition of “Unsecured Debt Interest Expense”, appearing in Section 1.1. of the Credit Agreement, and inserting in lieu thereof the following:

“Unsecured Debt Interest Expense” means on any date of determination, the product of (a) actual incurred interest expense with respect to Unsecured Indebtedness of Parent, Borrower and their Subsidiaries for the period of two fiscal quarters most recently ended, multiplied by (b) 2, determined on a consolidated basis for such period.”

(b)                                 By deleting in their entirety Sections 4.3.(b) and (c) of the Credit Agreement, and inserting in lieu thereof the following:

“(b)                           Upon receipt by the Administrative Agent of written notice from Borrower that Borrower or Parent has received an Investment Grade Rating from a Rating Agency (the “Investment Grade Rating Event”), and provided that no Default or Event of Default exists or would arise as a result thereof, Administrative Agent shall release any Subsidiary from the Guaranty upon receipt by Administrative Agent of a certificate from an officer of the Borrower certifying that such Subsidiary has not created, incurred, acquired, assumed, or suffered to exist and is not otherwise liable (whether as a borrower, co-borrower, guarantor or otherwise) with respect to any Unsecured Indebtedness (or simultaneously with the release hereunder will be released from liability with respect to such Unsecured Indebtedness).  Nothing in this Section 4.3. shall authorize the release of Parent from the Springing Guaranty.

(c)                                  Notwithstanding the foregoing, (i) if at any time prior to the occurrence of the Investment Grade Rating Event any Subsidiary of Borrower directly or indirectly owning any interest in a Borrowing Base Subsidiary shall have created, incurred, acquired, assumed, suffered to exist or is or becomes otherwise liable with respect to any Unsecured Indebtedness, whether as a borrower, co-borrower, guarantor, or otherwise, or (ii) commencing upon the occurrence of the Investment Grade Rating Event and continuing thereafter, any Subsidiary of Borrower shall create, incur, acquire, assume, suffer to exist or is or becomes otherwise liable with respect to any Unsecured Indebtedness, whether as a borrower, co-borrower, guarantor or otherwise, then in either case Borrower shall simultaneously cause such Subsidiary to become a Guarantor and to deliver to Agent an Accession Agreement and the other documents required by Section 4.2. to be delivered with respect to a new Guarantor.”

(c)                                  By inserting the following sentence to the end of Section 10.12. of the Credit Agreement:

“Nothing in this Section 10.12. or elsewhere in the Loan Documents shall prohibit the merger of KRG Magellan into Borrower, with Borrower being the surviving entity, or the transfer by KRG Magellan of all of its assets to Borrower and the subsequent dissolution of KRG Magellan.”

3.                                      References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

4.                                      Acknowledgment of Borrower and Guarantors.  Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms (except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity), and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

5.                                      Representations and Warranties.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)                                 Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.

(b)                                 Enforceability.  This Amendment is the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)                                  Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.

(d)                                 Reaffirmation.  Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

6.                                      No Default.  By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

7.                                      Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

8.                                      Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein.  Guarantors hereby consent to the terms of this Amendment.  Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9.                                      Effective Date.  This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and all of the Lenders. The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 13.2. of the Credit Agreement.

10.                               Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

11.                               Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12.                               MISCELLANEOUS.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

KITE REALTY GROUP, L.P., a Delaware limited partnership

By:	Kite Realty Group Trust, its sole General Partner

	By:	/s/ Daniel R. Sink
Daniel R. Sink, Executive Vice President and Chief Financial Officer

GUARANTORS:

KITE REALTY GROUP TRUST

By:	/s/ Daniel R. Sink
Name:	Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KRG MAGELLAN, LLC

By:	Kite Realty Group, L.P., its sole member

	By:	Kite Realty Group Trust, its sole general partner

		By:	/s/ Daniel R. Sink
		Name:	Daniel R. Sink
		Title:	Executive Vice President and Chief Financial Officer

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EACH GUARANTOR WHICH IS A SUBSIDIARY AS LISTED ON SCHEDULE 1

By:	Kite Realty Group, L.P., the sole member of each such Guarantor

	By:	Kite Realty Group Trust, its sole general partner

		By:	/s/ Daniel R. Sink
		Name:	Daniel R. Sink
		Title:	Executive Vice President and Chief Financial Officer

EACH GUARANTOR WHICH IS A SUBSIDIARY AS LISTED ON SCHEDULE 2

By:	KRG Magellan, LLC, the sole member of each such Guarantor

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

		By:	/s/ Daniel R. Sink
		Name:	Daniel R. Sink
		Title:	Executive Vice President and Chief Financial Officer

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KRG FRISCO WESTSIDE, LLC (formerly known as Inland Diversified Frisco Westside, L.L.C.)
KRG GOLDSBORO MEMORIAL, LLC (formerly known as Inland Diversified Goldsboro Memorial, L.L.C.)
KRG AIKEN HITCHCOCK, LLC (formerly known as Inland Diversified Aiken Hitchcock, L.L.C.)

By:	Bulwark, LLC, the sole member of each such Guarantor

	By:	Splendido Real Estate, LLC, its sole member

		By:	KRG Magellan, LLC, its sole member

			By:	Kite Realty Group, L.P., its sole member

				By:	Kite Realty Group Trust, its sole general partner

				By:	/s/ Daniel R. Sink
				Name:	Daniel R. Sink
				Title:	Executive Vice President and Chief Financial Officer

KRG TEMPLE TERRACE, LLC (formerly known as Inland Diversified/Vlass Temple Terrace JV, L.L.C.)

By:	KRG Temple Terrace Member, LLC, its manager

	By:	KRG Magellan, LLC, its sole member

		By:	Kite Realty Group, L.P., its sole member

			By:	Kite Realty Group Trust, its sole general partner

				By:	/s/ Daniel R. Sink
				Name:	Daniel R. Sink
				Title:	Executive Vice President and Chief Financial Officer

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KRG COURTHOUSE SHADOWS, LLC

By:	KRG Courthouse Shadows I, LLC, its sole member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

CORNER ASSOCIATES, LP

By:	KRG Corner Associates, LLC, its sole general partner

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

KITE REALTY EDDY STREET LAND, LLC

By:	Kite Realty Holding, LLC, its sole member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

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KITE REALTY NEW HILL PLACE, LLC

By:	Kite Realty Development, LLC, their sole member

	By:	Kite Realty Holding, LLC, its sole member

		By:	Kite Realty Group, L.P., its sole member

			By:	Kite Realty Group Trust, its sole general partner

				By:	/s/ Daniel R. Sink
				Name:	Daniel R. Sink
				Title:	Executive Vice President and Chief Financial Officer

KRG PIPELINE POINTE, LP
KRG SUNLAND II, LP

By:	KRG Texas, LLC, their sole general partner

	By:	KRG Capital, LLC, its sole member

		By:	Kite Realty Group, L.P., its sole member

			By:	Kite Realty Group Trust, its sole general partner

				By:	/s/ Daniel R. Sink
				Name:	Daniel R. Sink
				Title:	Executive Vice President and Chief Financial Officer

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KRG MARKET STREET VILLAGE, LP

By:	KRG Market Street Village I, LLC, its sole general partner

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

KRG SAN ANTONIO, LP

By:	Kite San Antonio, LLC, its sole general partner

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

KRG EAGLE CREEK III, LLC
KRG PANOLA II, LLC

By:	KRG Capital, LLC, their sole member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

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KRG CEDAR HILL PLAZA, LP

By:	KRG CHP Management, LLC, its sole general partner

By:	/s/ Daniel R. Sink
Name:	Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KRG PLAZA GREEN, LLC

By:	Kite McCarty State, LLC, its member

By:	Kite Realty Group, L.P., its sole member

	By:	Kite Realty Group Trust, its sole general partner

		By:	/s/ Daniel R. Sink
		Name:	Daniel R. Sink
		Title:	Executive Vice President and Chief Financial Officer

By:	Preston Commons, LLP, its member

By:	Kite Realty Group, L.P., its managing partner

	By:	Kite Realty Group Trust, its sole general partner

		By:	/s/ Daniel R. Sink
		Name:	Daniel R. Sink
		Title:	Executive Vice President and Chief Financial Officer

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KRG WOODRUFF GREENVILLE, LLC

By:	Kite McCarty State, LLC, its member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

By:	Kite Pen, LLC, its member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

KRG COOL SPRINGS, LLC

By:	KRG Pembroke Pines, LLC, its sole member

	By:	Kite Realty Group, L.P., its sole member

		By:	Kite Realty Group Trust, its sole general partner

			By:	/s/ Daniel R. Sink
			Name:	Daniel R. Sink
			Title:	Executive Vice President and Chief Financial Officer

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KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, as a Lender and as Swingline Lender

By:	/s/ James Komperda
Name:	James Komperda
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, As Co-Documentation Agent with respect to the Revolver Loan, Syndication Agent with respect to the Term Loan and as a Lender

By:	/s/ Winita Lau
Name:	Winita Lau
Title:	Senior Vice President

BANK OF AMERICA, N.A.,
As Syndication Agent with respect to the Revolving Loan, Co-Documentation Agent with respect to the Term Loan, and as a Lender

By:	/s/ Anne Quenette Kruer
Name:	Anne Quenette Kruer
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
As Co-Documentation Agent with respect to the Term Loan and as a Lender

By:	/s/ Christian Lunt
Name:	Christian Lunt
Title:	Authorized Officer

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RAYMOND JAMES BANK, N.A.

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

CITIBANK, N.A.

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
As Co-Documentation Agent with respect to the Revolving Loan and Term Loan and as a Lender

By:	/s/ Renee Lewis
Name:	Renee Lewis
Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Cynthia ‘Sid’ Stech
Name:	Cynthia ‘Sid’ Stech
Title:	Assistant V.P.

REGIONS BANK

By:	/s/ Kerri L. Raines
Name:	Kerri L. Raines
Title:	Vice President

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SUNTRUST BANK

By:	/s/ Michael Kauffman
Name:	Michael Kauffman
Title:	Senior Vice President

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Michael P. Perillo
Name:	Michael P. Perillo
Title:	Assistant Vice President

BARCLAYS BANK PLC

By:	/s/ Christine Aharonian
Name:	Christine Aharonian
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/Ashish Tandon
Name:	Ashish Tandon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas S. Silnes, Jr.
Name:	Thomas S. Silnes, Jr.
Title:	Vice President

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ASSOCIATED BANK NATIONAL ASSOCIATION

By:	/s/ Shawn S. Bullock
Name:	Shawn S. Bullock
Title:	Senior Vice President

SCHEDULE 1

	Name of Subsidiary	State of Formation
1.	82 & Otty, LLC	Indiana
2.	Brentwood Land Partners, LLC	Delaware
3.	Glendale Centre, L.L.C.	Indiana
4.	Kite Eagle Creek, LLC	Indiana
5.	Kite Greyhound III, LLC	Indiana
6.	Kite Greyhound, LLC	Indiana
7.	Kite King’s Lake, LLC	Indiana
8.	Kite Washington Parking, LLC	Indiana
9.	Kite West 86th Street II, LLC	Indiana
10.	KRG 951 & 41, LLC	Indiana
11.	KRG Bolton Plaza, LLC	Indiana
12.	KRG Castleton Crossing, LLC	Indiana
13.	KRG College I, LLC	Indiana
14.	KRG College, LLC	Indiana
15.	KRG Cool Creek Outlots, LLC	Indiana
16.	KRG Cove Center, LLC	Indiana
17.	KRG Eagle Creek IV, LLC	Indiana
18.	KRG Eastwood, LLC	Indiana
19.	KRG Eddy Street FS Hotel, LLC	Indiana
20.	KRG Estero, LLC	Indiana
21.	KRG Fox Lake Crossing, LLC	Delaware
22.	KRG Gainesville, LLC	Indiana
23.	KRG ISS LH OUTLOT, LLC	Indiana
24.	KRG Lithia, LLC	Indiana
25.	KRG Oleander, LLC	Indiana
26.	KRG Rivers Edge, LLC	Indiana
27.	KRG Rivers Edge II, LLC	Indiana
28.	KRG Vero, LLC	Indiana
29.	KRG Waterford Lakes, LLC	Indiana
30.	Noblesville Partners, LLC	Indiana
31.	KRG Portofino, LLC	Indiana
32.	KRG Beechwood, LLC	Indiana

SCHEDULE 1 — PAGE 1

	Name of Subsidiary	State of Formation
33.	KRG Burnt Store, LLC	Indiana
34.	KRG Clay, LLC	Indiana
35.	KRG Lakewood, LLC	Indiana
36.	KRG Pembroke Pines, LLC	Indiana
37.	KRG Toringdon Market, LLC	Indiana
38.	KRG Hunter’s Creek, LLC	Indiana
39.	KRG Northdale, LLC	Indiana
40.	KRG Trussville I, LLC	Indiana
41.	KRG Trussville II, LLC	Indiana
42.	KRG Kingwood Commons, LLC	Indiana
43.	KRG Centre, LLC	Indiana
44.	KRG Four Corner Square, LLC	Indiana
45.	KRG Bridgewater, LLC	Indiana
46.	KRG Eastgate Pavilion, LLC	Indiana
47.	KRG New Hill Place, LLC	Indiana

SCHEDULE 1 — PAGE 2

SCHEDULE 2

	Name of Subsidiary	State of Formation
1.	KRG Alcoa Hamilton, LLC (formerly known as Inland Diversified Alcoa Hamilton, L.L.C.)	Delaware

2.	KRG Alcoa TN, LLC (formerly known as Alcoa TN, L.L.C.)	Delaware

3.	KRG Dallas Wheatland, LLC (formerly known as Inland Diversified Dallas Wheatland, L.L.C.)	Delaware

4.	KRG Draper Crossing, LLC (formerly known as Inland Diversified Draper Crossing, L.L.C.)	Delaware

5.	KRG Evans Mullins Outlots, LLC (formerly known as Inland Diversified Evans Mullins Outlots, L.L.C.)	Delaware

6.	KRG Lake City Commons II, LLC(formerly known as Inland Diversified Lake City Commons II, L.L.C.)	Delaware

7.	KRG Lake St. Louis Hawk Ridge, LLC (formerly known as Inland Diversified Lake St. Louis Hawk Ridge, L.L.C.)	Delaware

8.	KRG Norman University II, LLC (formerly known as Inland Diversified Norman University II, L.L.C.)	Delaware

9.	KRG Port St. Lucie Square, LLC (formerly known as Inland Diversified Port St. Lucie Square, L.L.C.)	Delaware

10.	KRG Port St. Lucie Landing, LLC (formerly known as Inland Diversified Port St. Lucie Landing, L.L.C.)	Delaware

11.	KRG Shops at Moore II, LLC (formerly known as Inland Diversified Shops at Moore II, L.L.C.)	Delaware

12.	KRG South Elgin Commons, LLC (formerly known as Inland Diversified South Elgin Commons, L.L.C.)	Delaware

13.	KRG St. Cloud 13th, LLC (formerly known as Inland Diversified St. Cloud 13th, L.L.C.)	Delaware

14.	KRG Jacksonville Deerwood Lake, LLC (formerly known as Inland Diversified Jacksonville Deerwood Lake, L.L.C.)	Delaware

SCHEDULE 2 — PAGE 1